Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $12,418
Janus Aspen Enterprise Portfolio: $27,409
Janus Aspen Forty Portfolio: $93,285
Janus Aspen Global Allocation Portfolio - Moderate: $3
Janus Aspen Global Technology Portfolio: $512
Janus Aspen Janus Portfolio: $30,030
Janus Aspen Overseas Portfolio: $41,590
Janus Aspen Perkins Mid Cap Value Portfolio: $4,053
Janus Aspen Preservation Series - Growth: $499

Service Class
Janus Aspen Balanced Portfolio: $25,030
Janus Aspen Enterprise Portfolio: $18,586
Janus Aspen Forty Portfolio: $152,735
Janus Aspen Global Allocation Portfolio - Moderate: $231
Janus Aspen Global Technology Portfolio: $8,475
Janus Aspen Janus Portfolio: $11,902
Janus Aspen Overseas Portfolio: $90,878
Janus Aspen Perkins Mid Cap Value Portfolio: $9,773
Janus Aspen Preservation Series - Growth: $500

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $0.8243
Janus Aspen Enterprise Portfolio: $4.1715
Janus Aspen Forty Portfolio: $16.0868
Janus Aspen Global Allocation Portfolio - Moderate: $0.2605
Janus Aspen Global Technology Portfolio: $0.5321
Janus Aspen Janus Portfolio: $2.5362
Janus Aspen Overseas Portfolio: $4.0545
Janus Aspen Perkins Mid Cap Value Portfolio: $1.9130
Janus Aspen Preservation Series - Growth: $1.8820

Service Class
Janus Aspen Balanced Portfolio: $0.8243
Janus Aspen Enterprise Portfolio: $4.1715
Janus Aspen Forty Portfolio: $16.0868
Janus Aspen Global Allocation Portfolio - Moderate: $0.2605
Janus Aspen Global Technology Portfolio: $0.5321
Janus Aspen Janus Portfolio: $2.5362
Janus Aspen Overseas Portfolio: $4.0545
Janus Aspen Perkins Mid Cap Value Portfolio: $1.9130
Janus Aspen Preservation Series - Growth: $1.8820